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                                                                   EXHIBIT 24(a)











                Consent of Ernst & Young, Independent Auditors.





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                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-18114) pertaining to the 1986 Nonqualified Stock Option Plan of Grossman's Inc. of our report dated January 31, 1994, with respect to the consolidated financial statements and schedules of Grossman's Inc. and subsidiaries included in the Annual Report (Form 10-K) for the year ended December 31, 1993.


                         ERNST & YOUNG

Boston, Massachusetts
March 16, 1994





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